Transamerica IDEX Mutual Funds

Supplement dated November 17, 2004 to Statement of Additional Information (“SAI”)

dated October 1, 2004

Investors should retain this Supplement for future reference.

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The following information amends the SAI as indicated.

The following information replaces the first two paragraphs in the section titled “Revenue Sharing Arrangements” on page 79:

Transamerica Capital, Inc. (“TCI”), an affiliate of AFSG Securities Corporation, out of its own resources and not out of fund assets (i.e., without additional cost to the funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the funds. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid by the funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the funds’ prospectus. Currently, TCI has revenue sharing arrangements with approximately 28 brokers and other financial intermediaries, of which some of the more significant include arrangements with The Advisors Group, Associated Securities, Inc., AXA Financial, Cambridge Investment Research, Centaurus Financial, Duerr Financial Corp, Hantz Financial Services, Harbour Investments, Investors Capital, Janney Montgomery Scott, Legg Mason, Merrill Lynch, Mutual of Omaha, Nathan & Lewis, Park Avenue Securities, PNC, Prudential Investments, Questar Capital, RBC Dain Rauscher, Salomon Smith Barney, Securities America, Signator Investors, Transamerica Financial Resources, UBS Financial, Union Planners Financial Services, Vera Vest, Wachovia Securities, and Ziegler.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or investors in the funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker or other financial intermediary provides shareholder services to fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. As of the date of this Statement of Additional Information, TCI may make revenue sharing payments equal to a percentage of quarterly sales, ranging from 5bps to 45bps, and 13bps on assets on the books prior to 1999 for one broker-dealer. In addition, TCI participates in ticket charge programs with broker/dealers in which TCI reimburses the broker/dealer for all ticket charges or modifies its payment from $0 to $20, depending upon the amount of the ticket charge. TCI also pays a flat networking charge of $1.50 per account per year to three of its financial intermediaries, pays a flat entry fee of $75,000 to one intermediary and pays flat annual fees ranging from $5,000 to $30,000 to three other financial intermediaries.

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Investors should retain this Supplement for future reference.